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                            ASSET PURCHASE AGREEMENT


                                     BETWEEN


                          CONTACT COMMUNICATIONS INC.,

                                   PRONET INC.


                                       AND


                       EMBARC COMMUNICATION SERVICES, INC.

                                  MOTOROLA INC.


                                 APRIL 19, 1996

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                                TABLE OF CONTENTS

                                                                            PAGE


SECTION 1.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .5

SECTION 2.  BASIC TRANSACTION. . . . . . . . . . . . . . . . . . . . . . . . .8
     2.1    Purchase and Sale of Assets. . . . . . . . . . . . . . . . . . . .8
     2.2    Assumption of Liabilities. . . . . . . . . . . . . . . . . . . . .8
     2.3    Earnest Money Deposit. . . . . . . . . . . . . . . . . . . . . . .8
     2.4    Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . .9
     2.5    The Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . .9
     2.6    Deliveries at the Closing. . . . . . . . . . . . . . . . . . . . .9
     2.7    Allocation . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     2.8    Closing Before Final FCC Grant . . . . . . . . . . . . . . . . . .10
     2.9    Excluded Assets. . . . . . . . . . . . . . . . . . . . . . . . . .10


SECTION 3.  REPRESENTATIONS AND WARRANTIES OF SELLER . . . . . . . . . . . . .10
     3.1    Due Organization; Ownership. . . . . . . . . . . . . . . . . . . .10
     3.2    Authorization of Transaction . . . . . . . . . . . . . . . . . . .11
     3.3    Noncontravention . . . . . . . . . . . . . . . . . . . . . . . . .11
     3.4    Brokers' Fees. . . . . . . . . . . . . . . . . . . . . . . . . . .11
     3.5    Title. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
     3.6    Network Sites. . . . . . . . . . . . . . . . . . . . . . . . . . .12
     3.7    Legal Compliance . . . . . . . . . . . . . . . . . . . . . . . . .12
     3.8    Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
     3.9    Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
     3.10   Information Furnished. . . . . . . . . . . . . . . . . . . . . . .13

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF BUYER. . . . . . . . . . . . . .13
     4.1    Organization of Buyer. . . . . . . . . . . . . . . . . . . . . . .13
     4.2    Authorization of Transaction . . . . . . . . . . . . . . . . . . .14
     4.3    Noncontravention . . . . . . . . . . . . . . . . . . . . . . . . .14
     4.4    Brokers' Fees. . . . . . . . . . . . . . . . . . . . . . . . . . .14
     4.5    Unconditional Financing Commitment . . . . . . . . . . . . . . . .14
     4.6    Due Diligence. . . . . . . . . . . . . . . . . . . . . . . . . . .14

SECTION 5.  PRE-CLOSING COVENANTS. . . . . . . . . . . . . . . . . . . . . . .15
     5.1    General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
     5.2    Notices and Consents . . . . . . . . . . . . . . . . . . . . . . .15
     5.3    FCC Application. . . . . . . . . . . . . . . . . . . . . . . . . .15
     5.4    Operation of Business. . . . . . . . . . . . . . . . . . . . . . .16
     5.5    Full Access. . . . . . . . . . . . . . . . . . . . . . . . . . . .16


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     5.6    Exclusivity. . . . . . . . . . . . . . . . . . . . . . . . . . . .16
     5.7    Notice Of Development. . . . . . . . . . . . . . . . . . . . . . .16
     5.8    Updating Information . . . . . . . . . . . . . . . . . . . . . . .16

SECTION 6.  CONDITIONS TO OBLIGATION TO CLOSE. . . . . . . . . . . . . . . . .17
     6.1    Conditions to Obligation of Buyer. . . . . . . . . . . . . . . . .17
     6.2    Conditions to Obligation of Seller . . . . . . . . . . . . . . . .18

SECTION 7.  TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .20
     7.1    Termination of Agreement . . . . . . . . . . . . . . . . . . . . .20
     7.2    Effect of Termination. . . . . . . . . . . . . . . . . . . . . . .21


SECTION 8.  SURVIVAL; INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . .21
     8.1    Survival of Representations and Warranties . . . . . . . . . . . .21
     8.2    Indemnification Provisions for Benefit of Buyer. . . . . . . . . .21
     8.3    Indemnification Provisions for Benefit of Seller . . . . . . . . .21
     8.4    Matters Involving Third Parties. . . . . . . . . . . . . . . . . .22
     8.5    Determination of Adverse Consequences. . . . . . . . . . . . . . .22

SECTION 9.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . .23
     9.1    Canadian Nationwide Paging License . . . . . . . . . . . . . . . .23
     9.2    Press Releases and Public Announcements. . . . . . . . . . . . . .23
     9.3    No Third Party Beneficiaries . . . . . . . . . . . . . . . . . . .23
     9.4    Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . .23
     9.5    Succession and Assignment. . . . . . . . . . . . . . . . . . . . .23
     9.6    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . .23
     9.7    Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     9.8    Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     9.9    Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . .25
     9.10   Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . .25
     9.11   Severability . . . . . . . . . . . . . . . . . . . . . . . . . . .25
     9.12   Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
     9.13   Construction . . . . . . . . . . . . . . . . . . . . . . . . . . .26
     9.14   Incorporation of Exhibits and Schedules. . . . . . . . . . . . . .26
     9.15   Prorations . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
     9.16   Records. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
     9.17   Seller's Liabilities . . . . . . . . . . . . . . . . . . . . . . .27
     9.18   Sales Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . .27
     9.19   Specific Performance . . . . . . . . . . . . . . . . . . . . . . .27
     9.20   Additional Documents.. . . . . . . . . . . . . . . . . . . . . . .27
     9.21   Coordination Agreement . . . . . . . . . . . . . . . . . . . . . .27

SECTION 10. GUARANTEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
     10.1   Guarantee. . . . . . . . . . . . . . . . . . . . . . . . . . . . .28

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SECTION 11.  ALTERNATE DISPUTE RESOLUTION. . . . . . . . . . . . . . . . . . .28
        11.1 Alternate Dispute Resolution. . . . . . . . . . . . . . . . . . .28

Exhibit A--Acquired Assets
Exhibit B--Assumed Liabilities
Exhibit C--(i) Form of Bill of Sale
               (ii) Assignment and Assumption Agreement
Exhibit D--Allocation Schedule
Exhibit E--Form of Transition Agreement
Exhibit F--Opinion of Counsel for Seller
Exhibit G--Opinion of Counsel for Buyer
Exhibit H--Sublicense Agreement
Exhibit I--Depository Agreement - Escrow
Disclosure Schedule
Schedule 4.1--Ownership of Buyer


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                                                                          Page 4

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                            ASSET PURCHASE AGREEMENT


     THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered into as of April 19, 1996, by and between Contact Communications Inc., a Delaware corporation (the "Buyer") which is a wholly-owned subsidiary of Pronet Inc., a Delaware corporation ("Guarantor") and EMBARC Communication Services, Inc., a Nevada corporation (the "Seller") which is ultimately wholly owned by Motorola Inc., a Delaware corporation ("Parent"). Buyer and Seller are referred to collectively herein as the "Parties."


                                    RECITALS

          WHEREAS, Seller is the holder of a nationwide data transmission license issued by the FCC for operation on the 931.9125 MHz frequency and various other licenses, authorizations and approvals used exclusively in connection therewith (the "Nationwide Paging License"), pursuant to which Seller operates approximately 400 individual transmission facilities (collectively, the "Network Facilities" and each such facility a "Network Site").

          WHEREAS, the Parties desire that Seller should assign to Buyer, and Buyer should accept such assignment and assume from Seller, the Nationwide Paging License on the terms and conditions set forth herein;

          WHEREAS, the Parties desire that Buyer should purchase from Seller, and Seller should sell to Buyer, the Network Facilities on the terms and conditions set forth herein; and

          WHEREAS, the Parties further desire that they should enter into the other covenants and agreements contemplated herein, including the Transition Agreement contemplated hereby;

          NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and the representations, warranties, and covenants contained herein, the Parties agree as follows.

                             SECTION 1.  DEFINITIONS

     "Acquired Assets" means those assets and acquired contracts set forth on Exhibit A hereto and used exclusively for the Nationwide Paging License and Network Facilities.

     "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments,

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orders, decrees, rulings, damages, dues, penalties, fines, costs, reasonable amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

     "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

     "Ancillary Agreements" means the Transition Agreement and the Sublicense Agreement related to the Network Facilities.

     "Assumed Liabilities" means those liabilities set forth on Exhibit B hereto.

     "Buyer" has the meaning set forth in the preface above.

     "Canadian Nationwide Paging License" means the license issued by the Canadian Radio-Television Commission ("IC") for 931.9125 MHz frequency to Motorola Canada Limited.

     "Closing" has the meaning set forth in Section 2.5 below.

     "Closing Date" has the meaning set forth in Section 2.5 below.

     "Communications Act" means the Communications Act of 1934, as amended.

     "Confidential Information" means any information concerning the businesses and affairs of Seller that is not already generally available to the public.

     "Depository Agreement - Escrow" means an agreement between Buyer, Seller and Escrow Agent concerning the Earnest Money Deposit in substantially the form attached hereto as Exhibit I.

     "Disclosure Schedule" has the meaning set forth in Section 3 below.

     "Escrow Agent" means Norwest Bank Texas, N.A.

     "Excluded Assets" means the excluded assets as described in Section 2.9.

     "FCC" means the Federal Communications Commission.

     "Final FCC Grant" means action by the FCC (i) with respect to such no action, request for stay, petition for rehearing or reconsideration, or appeal is pending, and as to which the time for filing any such action, request, petition or appeal has expired and with respect to which the time for agency action taken on its own motion has expired; or (ii) in the event of the filing of such action, request, petition or appeal, such action shall have been reaffirmed or upheld and with respect to

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which the time for seeking further administrative or judicial review shall have expired without the filing of any such action for further review.

     "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR").

     "Indemnified Party" has the meaning set forth in Section 8.4 below.

     "Indemnifying Party" has the meaning set forth in Section 8.4 below.

     "Knowledge" means actual knowledge of officers and senior employees without their independent investigation and search.

     "Nationwide Paging License" has the meaning set forth in the recitals.

     "Network Facilities" has the meaning set forth in the recitals.

     "Network Site" has the meaning set forth in the recitals.

     "Ordinary Course of Business" means the ordinary course of operation of the Network Facilities (including with respect to the 931.9125 MHz frequency) consistent with past custom and practice.

     "Parent" has the meaning set forth in the preface above.

     "Party" has the meaning set forth in the preface above.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Purchase Price" has the meaning set forth in Section 2.4 below.

     "Transition Agreement" means the Agreement in substantially the form attached hereto as Exhibit E.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings.

     "Seller" has the meaning set forth in the preface above.

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     "Sublicense Agreement" means the agreement providing for Seller to transmit
EMBARC information programs via the National Paging License in substantially the form attached hereto as Exhibit H.

     "Third Party Claim" has the meaning set forth in Section 8.4 below.

     "Transactions" means the transfer of the Acquired Assets to Buyer and the execution of the Ancillary Agreements.


                          SECTION 2.  BASIC TRANSACTION

     2.1 PURCHASE AND SALE OF ASSETS. On and subject to the terms and conditions of this Agreement, (i) Seller agrees to assign, transfer, convey and deliver to Buyer, and Buyer agrees to accept such assignment from Seller, the Nationwide Paging License and (ii) Buyer agrees to purchase from Seller, and Seller agrees to sell, transfer, convey, and deliver to Buyer, all of the Acquired Assets at the Closing for the consideration specified below in this
Section 2.

     2.2 ASSUMPTION OF LIABILITIES. On and subject to the terms and conditions of this Agreement, Buyer agrees (i) to assume and become responsible for all liabilities arising after the Closing Date in connection with the Nationwide Paging License and the Network Facilities and (ii) to assume and become responsible for all of the Assumed Liabilities at the Closing. Buyer will not assume or have any responsibility, however, with respect to any other obligation or liability of Seller (other than those liabilities arising after the Closing Date in connection with the Nationwide Paging License and Network Facilities) which is not an Assumed Liability.

     2.3 EARNEST MONEY DEPOSIT. Pursuant to the Depository Agreement - Escrow and concurrently with the execution hereof, Buyer has delivered to the Escrow Agent $1,000,000 in cash (the "Earnest Money Deposit"). If Closing is held as provided herein, at the Closing, the Escrow Agent shall deliver the Earnest Money Deposit to Seller and the interest accrued thereon to Buyer. Subject to the terms and conditions of the Depository Agreement, (a) if this Agreement is terminated as provided in Section 7.1(c)(A) herein, upon such termination, the Earnest Money Deposit and all interest accrued thereon shall be paid to Seller as liquidated damages and in complete satisfaction of and as a full remedy for any claims of Seller against Buyer, and Buyer and Seller shall so instruct the Escrow Agent, or (b) if the Agreement is terminated for any reason other than as set forth in Section 7.1(c)(A) herein (unless Buyer has breached any material representation, warranty or covenant contained in this Agreement), upon such termination, the Earnest Money Deposit and all interest accrued thereon shall be paid to Buyer, and Buyer and Seller shall instruct the Escrow Agent to distribute the Earnest Money Deposit and all interest accrued thereon.

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     2.4  PURCHASE PRICE.  The aggregate purchase price payable by Buyer to
Seller in consideration of the Acquired Assets shall be an amount equal to the sum of (a) the Earnest Money Deposit, payable to Seller at Closing, which amount has been deposited by Buyer with the Escrow Agent in accordance with the terms of the Depository Agreement - Escrow of even date herewith and (b) $42,000,000 payable in cash to Seller at the Closing. This amount will be paid at Closing by certified cheque or electronic funds transfer as directed by Seller.

     2.5 THE CLOSING. Subejct to Section 2.8, the Closing of the Transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Buyer at 6340 LBJ Freeway, Dallas, Texas, 75240 commencing at 9:00 a.m. local time on June 28, 1996 provided that all conditions to the obligations of the Parties to consummate the Transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) have been satisfied or waived, or such other location and date as the Parties may mutually determine (the "Closing Date"). Subject to Section 7.1, if all conditions to the obligations of the Parties to consummate the Transactions contemplated hereby have not been satisfied or waived by June 28, 1996, the Closing Date shall take place on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the Transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself). Time is of the essence.

     2.6 DELIVERIES AT THE CLOSING. At the Closing, (i) Seller shall deliver to Buyer the various certificates, instruments, and documents referred to in
Section 6.1 below; (ii) Buyer shall deliver to Seller the various certificates, instruments, and documents referred to in Section 6.2 below; (iii) Seller shall execute, acknowledge (if appropriate), and deliver to Buyer (A) a bill of sale and assignment with respect to the Acquired Assets substantially in the form attached hereto as Exhibit C(i) (the "Bill of Sale") and (B) such other instruments of sale, transfer, conveyance, and assignment as Buyer and its counsel reasonably may request; (iv) Buyer shall execute, acknowledge (if appropriate), and deliver to Seller (A) an Assignment and Assumption Agreement with respect to the Assumed Liabilities substantially in the form attached hereto as Exhibit C(ii) (the "Assumption Agreement") and (B) such other instruments of assumption as Seller and its counsel reasonably may request; (v) Buyer shall deliver to Seller the consideration specified in Section 2.4 above; and (vi) the Escrow Agent shall deliver (A) to Seller the Earnest Money Deposit and (B) to Buyer all interest accrued thereon.

     2.7 ALLOCATION. The Parties agree to allocate the Purchase Price (and all other capitalizable costs) among the Acquired Assets for all purposes (including financial accounting and tax purposes) in accordance with the allocation schedule attached hereto as Exhibit D.

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     2.8  CLOSING BEFORE FINAL FCC GRANT.  Subject to Section 7, the Closing
shall be no later than thirty-three (33) days after the date of grant by FCC of consent to the assignment of the Nationwide Paging License held by Seller or such earlier date as the parties may agree (but not earlier than June 28, 1996) or, if the Final FCC Grant has not been obtained, as a later date at Seller's option. Assuming Buyer and Seller have proceeded with the Closing prior to Final FCC Grant of consent to the assignment of the Nationwide Paging License to Buyer by the FCC, and Final FCC Grant of the consent to the assignment has not been obtained within sixty (60) days of the date of Closing, Buyer shall sell and Seller shall purchase the Acquired Assets and Assumed Liabilities, upon either Seller's or Buyer's request, for the consideration specified in Section 2.4, less any liabilities relating to the business incurred outside the Ordinary Course of Business by Buyer during the time period in which Buyer had possession of the Acquired Assets.

     2.9 EXCLUDED ASSETS. For greater certainty, Acquired Assets do not include any other assets owned or used or held for use by Seller other than those listed in Exhibit A, and there shall be specifically excluded from the Acquired Assets the following property and assets ("Excluded Assets") all of which remain the property of Seller: customer contracts, all rights of Seller under this Agreement or any other agreement between Buyer and Seller or their respective Affiliates entered into in connection with this Agreement; any copyrights, patents, trade-marks, trade names and other rights to "EMBARC", or any other trade-marks, trade names, logos or service marks of Seller or its Affiliates; and all proprietary information and intellectual property and software of Seller or its Affiliates including any proprietary information of whatever nature including but not limited to patents, technology, trade secrets, and notwithstanding that any such information is included in the documentation or Network Facilities delivered pursuant to this Agreement or any Ancillary Agreement, any interest in any assets, properties or rights, real or personal, which are not used exclusively and directly in the Ordinary Course of Business, including without limitation any assets, properties or rights relating to Seller's other businesses.


              SECTION 3.  REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents and warrants to Buyer that the statements contained in this Section 3 are correct and complete as of the date of this Agreement, except as set forth in the disclosure schedule accompanying this Agreement (the "Disclosure Schedule").

     3.1 DUE ORGANIZATION; OWNERSHIP. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to own or lease its properties and to carry on the Ordinary Course of Business as, and in the places

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where, such properties are owned and leased and such business is conducted.  All of the equity securities of Seller are owned of record and beneficially by Parent.

     3.2 AUTHORIZATION OF TRANSACTION. Seller has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, Parent and the board of directors of Seller have duly authorized the execution, delivery, and performance of this Agreement by Seller. This Agreement constitutes the valid and legally binding obligation of Seller, enforceable in accordance with its terms and conditions.

     3.3 NONCONTRAVENTION. Except as set forth in the Disclosure Schedule, neither the execution and the delivery of this Agreement, nor the consummation of the Transactions contemplated hereby (including the assignments and assumptions referred to in Section 2 above), will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Seller is subject or any provision of the charter or bylaws of any of Seller or
(ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Seller is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or Security Interest would not have a material adverse effect on the ability of the Parties to consummate the Transactions contemplated by this Agreement. Except for (i) the applicable requirements of the HSR Act and (ii) approval of the FCC pursuant to the Communications Act, Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the Transactions contemplated by this Agreement (including the assignments and assumptions referred to in Section 2 above), except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the ability of the Parties to consummate the Transactions contemplated by this Agreement.

     3.4 BROKERS' FEES. Seller has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the Transactions contemplated by this Agreement for which Buyer could become liable or obligated.


     3.5 TITLE TO THE ACQUIRED ASSETS. Seller has good title to, or a valid leasehold interest in, the Acquired Assets. Except as set forth in the Disclosure Schedule, the Acquired Assets are free and clear of all Security Interests which would have a material adverse effect on the operation of the Network Facilities and the Nationwide Paging License. Upon consummation of the Transactions

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contemplated hereby, Seller shall provide good and indefeasible title to the
Acquired Assets, free and clear of all Security Interests. The Acquired Assets taken as a whole are in good operating condition and repair, normal wear and tear excepted, and are free from material defects.

     3.6 NETWORK SITES. Except as disclosed in writing to Buyer prior to the execution of this Agreement, Seller has to its Knowledge, all of the licenses, permits, approvals and authorizations necessary to operate each of the Network Sites in the manner currently operated. Other than (i) the applicable requirements of the HSR Act and (ii) approval of the FCC pursuant to the Communications Act required to be obtained in connection with this Agreement, there is to Seller's Knowledge no additional consent, license, authorization, certificate, permit or order required from any Federal, state, county, or local governmental agency or body thereof in connection with the operation of the Nationwide Paging License as currently operated in the Ordinary Course of Business by Seller or the ownership by Seller or the transfer of the Acquired Assets by Seller to Buyer, the lack of which would materially adversely affect the ability of the Parties to consummate the Transactions respecting the Nationwide Paging License and Network Facilities and to operate the Nationwide Paging License as currently operated at Closing. To the Knowledge of Seller, no claim has been made by any governmental authority to the effect that any license, authorization, certificate, permit, or order in addition to those required by the FCC is necessary in respect of the operation of the Nationwide Paging License.

     3.7 LEGAL COMPLIANCE. Except as disclosed in writing to Buyer prior to the execution of this Agreement, Seller has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state and local governments (and all agencies thereof), except where the failure to comply would not have a material adverse effect on the ability of the Parties to consummate the Transactions contemplated by this Agreement and to operate the Nationwide Paging License as currently operated at Closing. No claim has been made by any governmental authority (and to the Knowledge of Seller, no such claim is anticipated) to the effect that the Ordinary Course of Business conducted by Seller fails to comply, in any material respect, with any law rule, regulation or ordinance.

     3.8 CONTRACTS. The Disclosure Schedule lists all written contracts and other written agreements ("acquired contracts") used exclusively in the operation of the Nationwide Paging License. Seller has delivered to Buyer or its representatives a correct and complete copy of each acquired contract (as amended to date). The Seller to its Knowledge is not in default (and to its Knowledge no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a material default) under any acquired contract. Neither Seller nor Parent has received any notice of default or termination under any acquired contract and, except for assignment of the acquired contracts to Buyer pursuant to this Agreement,

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Seller has not assigned or otherwise transferred any rights under any acquired contract.

     3.9 LITIGATION. Except as disclosed in writing to Buyer prior to the execution of this Agreement, Seller is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge nor is it a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state or local jurisdiction where the injunction, judgment, order, decree, ruling, action, suit, proceeding, hearing, or investigation would have a material adverse effect on the ability of the Parties to consummate the Transactions contemplated by this Agreement. Except as disclosed in writing to Buyer, to the Knowledge of Seller and Parent, there is no basis for any claim or action which would, or could reasonably be expected to (individually or in the aggregate), have a material adverse effect on the Ordinary Course of Business, operations, or condition of the Nationwide Paging License or result in a material liability to the Nationwide Paging License and Network Facilities.

     3.10 INFORMATION FURNISHED. The Seller, to its Knowledge and Parent, to its Knowledge have made available to Buyer and its officers, directors, employees, attorneys, accountants, and financial advisors (i) true and correct copies of all agreements, documents, and other items listed on the schedules to this Agreement and (ii) all reasonably related material information in books and records of Seller used in the Ordinary Course of Business, and this Agreement, the schedules hereto and any information, agreements, or documents delivered to or made available to Buyer or its officers, directors, employees, attorneys, accountants, or financial advisors pursuant to this Agreement or otherwise, when taken together, to the Knowledge of Seller and Parent, do not contain any untrue statement of a material fact or do not omit any material fact necessary to make the statements herein or therein, as the case may be, not misleading, which would have a material adverse effect on the use of the Nationwide Paging License and the Network Facilities.


              SECTION 4.  REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Seller that the statements contained in this Section 4 are correct and complete as of the date of this Agreement.

     4.1 ORGANIZATION OF BUYER. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, and has full corporate power and authority to own or lease its properties and to carry on its businesses as, and in the places where, such properties are owned and leased and such businesses are conducted. All of the equity securities of Buyer are owned of record and beneficially as set forth on
Schedule 4.1 attached hereto.

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     4.2  AUTHORIZATION OF TRANSACTION.  Buyer has full power and authority
(including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Buyer, enforceable in accordance with its terms and conditions.

     4.3 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the Transactions contemplated hereby (including the assignments and assumptions referred to in Section 2 above), will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Buyer is subject or any provision of its charter or bylaws or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Buyer is a party or by which it is bound or to which any of its assets is subject. Except for (i) the applicable requirements of the HSR Act and (ii) approval of the FCC pursuant to the Communications Act, Buyer does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the Transactions contemplated by this Agreement (including the assignments and assumptions referred to in Section 2 above).

     4.4 BROKERS' FEES. Buyer has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the Transactions contemplated by this Agreement for which Seller could become liable or obligated.

     4.5 LENDER'S CONSENT TO ACQUISITION. Buyer hereby warrants that it has executed an agreement with The First National Bank of Chicago and certain other lenders, in which agreement such lenders consent to the acquisition contemplated herein, subject to certain terms and conditions, which terms and conditions Buyer, to its Knowledge, believes will be obtained or satisfied so that the Closing will not be delayed beyond June 28, 1996 and the payment to Seller of the amount of $43,000,000 will be not be delayed beyond July 1, 1996.

     4.6 DUE DILIGENCE. Buyer has conducted an independent investigation and verification of the Acquired Assets, the Assumed Liabilities and the Nationwide Paging License and, to Buyer's Knowledge, has not identified any matters which would have a material adverse effect on the Ordinary Course of Business and the financial condition of the Network Facilities or result in a material liability to the Nationwide Paging License. In making its determination to proceed with the transactions contemplated by this Agreement, Buyer has relied on the results of its own independent investigation and verification, documentation supplied by Seller to Buyer and the representations and warranties and covenants as specifically set

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

forth in this Agreement AND BUYER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS, WARRANTIES AND COVENANTS EXPRESSLY AND SPECIFICALLY SET FORTH IN THIS AGREEMENT BY SELLER, THE PURCHASED ASSETS AND ASSUMED LIABILITIES ARE BEING CONVEYED BY SELLER TO BUYER "AS IS, WHERE IS".

                       SECTION 5.  PRE-CLOSING COVENANTS

     The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

     5.1 GENERAL. Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary in order to consummate and make effective the Transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 6 below).

     5.2 NOTICES AND CONSENTS. Seller will give any notices to third parties, and Seller will use its reasonable best efforts to obtain any third party consents, that Buyer reasonably may request in connection with the matters referred to in Section 3.3 above. Each of the Parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Section 3.3 and Section 4.3 above. Without limiting the generality of the foregoing, each of the Parties has filed the Notification and Report Forms and related material that it is required to file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the Hart-Scott-Rodino Act, will use its reasonable best efforts to obtain a waiver from the applicable waiting period, and will make any further filings pursuant thereto that may be necessary in connection therewith.

     5.3 FCC APPLICATION. Prior to the date hereof, the Parties have completed and delivered to the FCC an executed copy of a complete application requesting the FCC's written consent to the assignment of (i) the Nationwide Paging License and (ii) all licenses, approvals and authorizations relating to the Network Facilities to Buyer and to the consummation of the Transactions contemplated by this Agreement. Each of the Parties will take, or cooperate in the taking of, all steps that are reasonably necessary, proper or desirable to expedite prosecution of such application to a favorable conclusion. Each Party shall promptly provide to each other Party a copy of any pleading, order or other document served on such Party relating to such application.

     5.4 OPERATION OF BUSINESS. Seller will not engage in any practice, take any action, or enter into any transaction that is outside the Ordinary Course of Business

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

or which would reasonably be expected to have a material adverse effect on the value of the Network Paging License or the Network Facilities.

     5.5 FULL ACCESS. Seller will permit representatives of Buyer to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of Seller, to all premises, properties, personnel, books, records, contracts, and documents of or pertaining to the Acquired Assets or the Assumed Liabilities. Buyer will treat and hold as such any Confidential Information it receives from Seller in the course of the reviews contemplated by this Section 5, will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to Seller all tangible embodiments (and all copies) of the Confidential Information which are in its possession.

     5.6 EXCLUSIVITY. Seller and Parent will not solicit, initiate, or encourage the submission of any proposal or offer from any Person or participate in any negotiation relating to (i) the acquisition of any asset contained among the Acquired Assets or (ii) the acquisition, prior to the Closing, of all or substantially all of the capital stock of Seller (including any acquisition structured as a merger, consolidation, or share exchange). In addition, Seller and Parent agree that neither Seller nor Parent will enter into any agreement or consummate any transaction that would interfere with the consummation of the Transactions contemplated by this Agreement.

     5.7 NOTICE OF DEVELOPMENTS. From the date hereof to the Closing, Seller and Parent shall, immediately upon Seller and Parent becoming aware thereof, notify Buyer of any material problems or developments (including but not limited to breaches of representations, warranties, covenants or agreements contained herein) with respect to the Acquired Assets.

     5.8 UPDATING INFORMATION. As of the Closing, Seller and Parent shall update all information set forth in the schedules to this Agreement.

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

                  SECTION 6.  CONDITIONS TO OBLIGATION TO CLOSE

     6.1 CONDITIONS TO OBLIGATION OF BUYER. The obligation of Buyer to consummate the Transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (a) the representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date and Seller shall have delivered to Buyer a certificate to such effect;

          (b) Seller shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (c) there shall not be to the Knowledge of Seller any injunction, judgment, order, decree, ruling, or charge in effect preventing consummation of any of the Transactions contemplated by this Agreement;

          (d) all applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Act shall have expired or otherwise been terminated;

          (e) the FCC shall have granted its consent to the assignment of the Nationwide Paging License to Buyer and it shall have issued public notice indicating that it has granted such consent provided that no protest has been filed;

          (f) Buyer shall have received an opinion of Counsel for Seller and Parent, dated as of the Closing, substantially in the form attached hereto as Exhibit F;

          (g) Buyer shall have received an opinion of Wiley, Rein & Fielding, FCC counsel for Seller and Parent, dated as of the Closing addressing the matters raised in the form attached hereto as Exhibit G;

          (h) prior to the Closing, there shall not have occurred any material casualty or damage to any facility, property, asset or equipment used in connection with the operation of the Nationwide Paging License; there shall have been no material adverse change in the condition, Ordinary Course of Business, the Network Facilities or operations of the Nationwide Paging License and the Network Facilities since the date of this Agreement; and the operation of the Acquired Assets shall have been conducted only in the ordinary course consistent with past practices;

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

          (i) all consents and approvals required in connection with the execution, delivery, and performance of this Agreement shall have been obtained or waived and all such consents and approvals shall be in form and content reasonably satisfactory to Buyer;

          (j) all necessary action (corporate or otherwise) shall have been taken by Seller and Parent to authorize, approve, adopt and execute this Agreement and the consummation and performance of the Transactions contemplated hereby, and Seller shall have received a certificate to such effect;

          (k) Buyer shall have received from Seller a duly executed Bill of Sale and Assignment and Assumption Agreement and such other instruments as shall be necessary or desirable in the reasonable opinion of Buyer's counsel to vest in or confirm in Buyer good and indefeasible title to the Acquired Assets in accordance herewith; and

          (l) Seller and Parent shall have delivered such good standing certificates, officer's certificates, and similar documents and certificates as counsel for Buyer shall have reasonably requested prior to the Closing.


Buyer may waive any condition specified in this Section 6.1 if it executes a writing so stating at or prior to the Closing.


     6.2 CONDITIONS TO OBLIGATION OF SELLER. The obligation of Seller to consummate the Transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (a) the representations and warranties set forth in Section 4 above shall be true and correct in all material respects at and as of the Closing Date and Buyer shall have delivered to Seller a certificate to such effect;

          (b) Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (c) there shall not be to the Knowledge of Buyer any injunction, judgment, order, decree, ruling, or charge in effect preventing consummation of any of the Transactions contemplated by this Agreement;

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

          (d) all applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Act shall have expired or otherwise been terminated;

          (e) the FCC shall have granted its consent to the assignment of the Nationwide Paging License to Buyer and it shall have issued public notice indicating that it has granted such consent provided that no protest has been filed;

          (f) Buyer shall have executed and entered into with Seller the Transition Agreement in form and substance as set forth in Exhibit E and the same shall be in full force and effect;

          (g) Buyer shall have executed and entered into with Seller the Sublicense Agreement for ESPN and the Sublicense Agreement for CNBC in form and substance as set forth in Exhibit H and the same shall be in full force and effect;

          (h) Seller shall have received by wire transfer (or in such other form as is satisfactory to the Seller) immediately available funds for the consideration in Section 2.4;

          (i) Seller shall have received from Seller a duly executed Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit C with respect to the Assumed Liabilities.

          (j) Seller shall have received an opinion of Mark Solls, Esq., for Buyer and Guarantor, dated as of the Closing, substantially in the form attached hereto as Exhibit F;

          (k) all consents and approvals required in connection with the execution, delivery, and performance of this Agreement shall have been obtained or waived and all such consents and approvals shall be in form and content reasonably satisfactory to Seller;

          (l) all necessary action (corporate or otherwise) shall have been taken by Buyer and Guarantor to authorize, approve, adopt and execute this Agreement and the consummation and performance of the Transactions contemplated hereby, and Seller shall have received a certificate to such effect;

          (m) Buyer and Guarantor shall have delivered such good standing certificates, officer's certificates, and similar documents and certificates as counsel for Seller shall have reasonably requested prior to the Closing; and

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          (n)  Buyer shall provide evidence satisfactory to Seller of attornment to the legal jurisdiction and the courts of the State of Illinois.

Seller may waive any condition specified in this Section 6.2 if it executes a writing so stating at or prior to the Closing.


                             SECTION 7.  TERMINATION

     7.1 TERMINATION OF AGREEMENT. The Parties may terminate this Agreement as provided below:

          (a) Buyer and Seller may terminate this Agreement by mutual written consent at any time prior to the Closing;

          (b) Buyer may terminate this Agreement by giving written notice to Seller of its intention to terminate at any time prior to the Closing (A) in the event Seller has breached any material representation, warranty, or covenant contained in this Agreement (not including the right of Buyer to use the Canadian National Paging Frequency due to IC withholding its approval) in any material respect, Buyer has notified Seller of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach and after allowing Seller a period of two business days to contest such termination by Seller giving written notice to Buyer requiring the dispute to be resolved pursuant to Section 11. No notice of such termination, if contested, shall be effective until the dispute or controversy respecting such termination is resolved in Buyer's favor; or
     (B) if the Closing shall not have occurred on or before September 30, 1996; and

          (c) Seller may terminate this Agreement by giving written notice to Buyer of its intention to terminate at any time prior to the Closing (A) in the event Buyer has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Seller has notified Buyer of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach and after allowing Buyer a period of two business days to contest such termination by Buyer giving written notice to Seller requiring the dispute to be resolved pursuant to
     Section 11. No notice of such termination, if contested, shall be effective until the dispute or controversy respecting such termination is resolved in Seller's favor or (B) if the Closing shall not have occurred on or before September 30, 1996.

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     7.2  EFFECT OF TERMINATION. If any Party terminates this Agreement pursuant to Section 7.1 above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach); provided, however, that the confidentiality provisions contained in Section 5.5 above shall survive termination.


                      SECTION 8.  SURVIVAL; INDEMNIFICATION

     8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer and Seller contained in this Agreement shall survive the Closing (unless the damaged Party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for a period of eighteen (18) months thereafter; provided however, that such limitation shall not apply to 3.1, 3.2, all but the last sentence of 3.5 and any taxes relating to Seller, the National Paging License or the Network Facilities accruing during the period to Closing.


     8.2 INDEMNIFICATION PROVISIONS FOR BENEFIT OF BUYER. In the event Seller breaches any of its representations and warranties contained in this Agreement, provided that Buyer makes a written claim for indemnification against Seller within the survival period set forth in Section 8.1 above, then Seller agrees to indemnify Buyer from and against any Adverse Consequences Buyer shall suffer through and after the date of the claim for indemnification (but excluding any Adverse Consequences Buyer shall suffer after the end of the applicable survival period) caused proximately by the breach; provided, however, that Seller shall not have any obligation to indemnify Buyer from and against any Adverse Consequences caused by the breach of any representation or warranty of Seller
(A) unless an Adverse Consequence is equal to at least $5,000 (B) until Buyer has suffered Adverse Consequences by reason of all such breaches in excess of a $50,000 aggregate deductible (after which point Seller will be obligated only to indemnify Buyer from and against such further Adverse Consequences), or thereafter (C) to the extent the Adverse Consequences Buyer has suffered by reason of all such breaches exceeds a $10,000,000 aggregate ceiling (after which point Seller will have no obligation to indemnify Buyer from and against further such Adverse Consequences).

     8.3 INDEMNIFICATION PROVISIONS FOR BENEFIT OF SELLER. In the event Buyer breaches any of its representations and warranties contained in this Agreement, provided that Seller makes a written claim for indemnification against Buyer within the survival period set forth in Section 8.1 above, then Buyer agrees to indemnify Seller from and against any Adverse Consequences Seller shall suffer through and after the date of the claim for indemnification (but excluding any Adverse Consequences Seller shall suffer after the end of any applicable survival

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                                                                  April 19, 1996
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

period) caused proximately by the breach; provided, however, that Buyer shall not have any obligation to indemnify Seller from and against any Adverse Consequences caused by the breach of any representation or warranty of Buyer (A) unless an Adverse Consequence is equal to at least $5,000 (B) until Seller has suffered Adverse Consequences by reason of all such breaches in excess of a $50,000 aggregate deductible (after which point Buyer will be obligated only to indemnify Seller from and against further such Adverse Consequences), or thereafter (C) to the extent the Adverse Consequences Seller has suffered by reason of all such breaches exceeds a $10,000,000 aggregate ceiling (after which point Buyer will have no obligation to indemnify Seller from and against further such Adverse Consequences).

     8.4  MATTERS INVOLVING THIRD PARTIES.

          (a) If any third party shall notify any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Section 8, then the Indemnified Party shall promptly (and in any event within five business days after receiving notice of the Third Party Claim) notify the Indemnifying Party thereof in writing.

          (b) The Indemnifying Party will have the right at any time to assume and thereafter conduct and control the defense of the Third Party Claim with counsel of its choice.

          (c) Unless and until the Indemnifying Party assumes the defense of the Third Party Claim as provided above, however, the Indemnified Party may defend against the Third Party Claim in any manner it reasonably may deem appropriate.

          (d) In no event will the Indemnified Party consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party.

     8.5 DETERMINATION OF ADVERSE CONSEQUENCES. The Parties shall make appropriate adjustments for tax benefits and insurance coverage and take into account the time cost of money (using the Applicable Rate as the discount rate) in determining Adverse Consequences for purposes of this Section 8. All indemnification payments under this Section 8 shall be deemed adjustments to the Purchase Price.

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

                            SECTION 9.  MISCELLANEOUS

     9.1 CANADIAN NATIONWIDE PAGING LICENSE. The Parties will cooperate and use their best reasonable efforts to obtain the approval of IC if required, for Buyer to have the right to use the Canadian Nationwide Paging License which use shall be subject to the terms and conditions of the Canadian Nationwide Paging Licensing Agreements.

     9.2 PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure which is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its best efforts to advise the other Party prior to making the disclosure); provided further, that neither Party shall make public the text of the Agreement or the Ancillary Agreements themselves without the prior written approval of the other Party, except as required by law in the written opinion of counsel, a copy of which will be provided to the other Party. Notwithstanding anything to the contrary, Buyer may, if required, provide a copy of this Asset Purchase Agreement to the SEC and the NASD provided that Seller is advised with reasonable advance notice and there will be prior agreement on a joint press release.

     9.3 NO THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

     9.4 ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) and the Mutual Non-Disclosure Agreement dated February 22, 1996 entered into by the Affiliates of the Parties (which the Parties acknowledge shall remain in full force and effect according to its terms) constitute the entire agreement between the Parties and supersede any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     9.5 SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party hereto, which approval shall not be unreasonably withheld or delayed.

     9.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

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

     9.7 HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.8 NOTICES. Any demand, notice or other communication to be given in connection with this Agreement shall be given in writing and shall be given by personal delivery, by registered mail, by overnight delivery or by electronic means of communication addressed to the recipients as follows:


               To: EMBARC Communication Services, Inc. 1301 North Congress Avenue, Suite 410 Boynton Beach, FL 33426
                         Attention: Nehemia "Hemi" Zucker
                         Facsimile Number:  (407) 739 3683


               To:       Contact Communications Inc.
                         6340 LBJ Freeway
                         Dallas, Texas 75240
                         Attention: Jackie R. Kimzey
                         Facsimile Number: (214) 774 0646


               Copy To:  Motorola Inc.
                         1301 East Algonquin Road
                         Schaumburg, IL 60196
                         Attention: Joseph P. Mulvey
                         Facsimile Number: (847) 538 3471


               Copy To:  ProNet Inc.
                         6340 LBJ Freeway
                         Dallas, Texas 75240
                         Attention: Mark A. Solls
                         Facsimile Number: (214) 774 0646

               Copy To:  Wiley, Rein & Fielding
                         1776 K Street N.W.
                         Washington, D.C. 20006
                         Attention:  Robert Pettit
                         Facsimile Number: (202) 429-7207

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

or to such other address, individual or electronic communication number as may be designated by notice given by one party to the other. Any demand, notice or other communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof if given by registered mail on the second business day following the deposit thereof in the mail, if by overnight delivery on the next business day before the close of business at the recipient's location and, if given by electronic communication, on the day of transmittal thereof if given during the normal business hours of the recipient and on the business day during which such normal business hours next occur if not given during such hours on any business day subject to confirmation of receipt. If the party giving any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such demand, notice or other communication shall not be mailed but shall be given by personal delivery or by electronic communication.

     9.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Illinois without giving effect to any choice or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

     9.10 AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Buyer and Seller. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     9.11 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     9.12 EXPENSES. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the Transactions contemplated hereby.

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     9.13 CONSTRUCTION.  The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state or local statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

     9.14 INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     9.15 PRORATIONS. All annual or period ad valorem fees, taxes, and assessments and similar charges imposed by taxing authorities on the Acquired Assets (collectively, "Property Taxes") shall be borne and paid (a) by Seller for all full tax years or periods ending before the Closing and (b) by Buyer for all full tax years or periods beginning on or after the Closing and for that portion of any tax year or period ending on or after the Closing from and including the Closing to the final date of such year or period, regardless of when or by which party such Property Taxes are actually paid to the applicable taxing authority. In addition, all rent and other lease charges, power and utility charges, telephone line charges, license or other fees, wages, salaries, and commissions, all amounts related to acquired contracts, prepaid items and expenses, and similar items to be allocated between Buyer and Seller shall be allocated between Buyer and Seller effective as of 12:01 a.m. on the day of the Closing. Such allocations shall be determined and payment accordingly made from one party to the other, as the case may be, at the Closing to the extent they are known and agreed to by Buyer and Seller; otherwise such allocations shall be determined and payment made (effective as of 12:01 a.m. on the day of Closing) on the date 60 days thereafter. If there shall be any dispute in regard to the amounts due under this Section 9.15, the same shall be determined by a nationally recognized accounting firm selected by Buyer in its sole and absolute discretion and any such determination shall be binding and conclusive upon the Parties. The charges of such firm shall be shared equally by Buyer and Seller. Prorations under this Section 9.15 shall be paid in accordance with this Section
9.15 and shall not constitute Adverse Consequences, notwithstanding any limitations set forth in Section 8 herein.

     9.16 RECORDS. At the Closing, Seller to its Knowledge and Parent to its Knowledge will turn over and deliver to Buyer all material and non-confidential files of Seller and Parent relating to the Acquired Assets of the Nationwide Paging License, including, without limitation, all copies and originals of all acquired contracts, any and all operating manuals for the Network Facilities, third party warranties, and like materials and data in Seller's and Parent's possession relating to the design, construction, maintenance, and operation of facilities, improvements,

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

and equipment included in the Acquired Assets and/or the Nationwide Paging License, and all appropriate books and records, accounting information, and operating information and data, current and historical, reasonably related to the Acquired Assets and/or Nationwide Paging License. Seller shall have the right to retain a copy of all documentation.

     9.17 SELLER'S LIABILITIES. Seller agrees to use its best efforts to satisfy, pay and extinguish all of the liabilities of Seller outstanding as of the Closing which will materially adversely affect the Nationwide Paging License or the Network Facilities within 60 days following the Closing.

     9.18 SALES TAXES. The Parties expressly agree that Seller shall be responsible for and pay all federal, state, county, or local taxes of Seller arising prior to Closing with respect to the Ordinary Course of Business and Buyer shall pay all federal, state and county taxes arising by reason of, or resulting form, the sale of the Acquired Assets and the assumption of liabilities contemplated hereby.

     9.19 SPECIFIC PERFORMANCE. The Parties acknowledge and agree that:(i) without limiting any other remedy available to Seller at law or in equity, Seller shall be able to specifically enforce the terms of this Agreement; and
(ii) without limiting any other remedy available to Buyer at law or in equity, Buyer shall be able to specifically enforce the terms of this Agreement.

     9.20 ADDITIONAL DOCUMENTS. Each Party agrees that, without further consideration, whenever and as often as required to do so, to execute and deliver to the other Party, such instruments of conveyance, transfer and assignment as the other Party may require, acting reasonably, to complete the Transactions contemplated herein.

     9.21 COORDINATION AGREEMENT. EMBARC further agrees that, subsequent to the Closing provided for herein, it will ensure that its Affiliate, Motorola Canada Limited ("MCL"), promptly considers and consents in writing to any request for coordination presented by Buyer (or Buyer's Affiliates) with respect to Buyer's construction and operation of 931.9125 MHz facilities in the continental United States North of Line A, as required by and in accordance with the U.S. Canada Interim Coordination Considerations for 929-932 MHz, as amended, and as set forth in FCC Rule 22.531(e)(4), 47 C.F.R. S22.531(e)(4). EMBARC will inform Motorola's International Networks Division ("IND"), which is responsible for
931.9125 MHz operations in Canada, of EMBARC's obligations under this Section and will ensure that IND takes all steps necessary to fulfill those obligations. EMBARC's obligations pursuant to this subparagraph shall survive the Closing.


                             SECTION 10.  GUARANTEE

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

     10.1 GUARANTEE. The Guarantor hereby guarantees the performance by Buyer of all its covenants, representations and warranties hereunder and as set out in the Ancillary Agreements. The Parent hereby guarantees the covenants, representations and warranties of Seller hereunder.


                   SECTION 11.  ALTERNATE DISPUTE RESOLUTION

     11.1 ALTERNATE DISPUTE RESOLUTION. For all disputes arising under this Agreement, unless otherwise specifically provided for under this Agreement, the Parties will attempt to settle any claim or controversy arising hereunder through consultation and negotiation in good faith and a spirit of mutual cooperation. If those attempts fail, then the dispute will be mediated by a mutually acceptable mediator to be chosen by The Parties, within forty-five (45) days after written notice by either Party demanding mediation. Neither Party may unreasonably withhold consent to the selection of a mediator. Any hearings or other similar meetings or conferences with the advisor shall take place in Chicago, Illinois. By mutual agreement, however, the Parties may postpone mediation until each has completed some specified but limited discovery regarding the dispute. The Parties may also agree to replace mediation with some other form of alternate dispute resolution ("ADR") such as neutral fact-finding or a mini-trial.

Any dispute which cannot be resolved between the Parties through negotiation, mediation or other form of ADR within sixty (60) days of the date of the initial demand for ADR by one of the Parties, except a dispute involving either Party's intellectual property, may then be submitted to the courts within ten (10) days for resolution. The use of any ADR procedures will not be construed under the doctrines of laches, waiver or estoppel to affect adversely the rights of either Party. Disputes involving either Party's intellectual property rights shall be resolved by a court of competent jurisdiction. Nothing in this Section will prevent either Party from resorting to judicial proceedings, if: (a) good faith efforts to resolve the dispute under these procedures have been unsuccessful, or
(b) interim relief from a court is necessary to prevent serious and irreparable injury to that party or to others. Pending decisions of any dispute hereunder, the parties shall diligently proceed with performance of this Agreement.

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Each party shall bear its own costs of mediation, ADR and/or litigation, but the parties agree to share the costs of the mediator or other arbiter equally.


     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                              CONTACT COMMUNICATIONS INC.


                              By: /s/ Mark Solls
                                 ----------------------------
                                   Mark Solls
                                   Vice-President


                              PRONET INC.


                              By: /s/ Mark Solls
                                 ----------------------------
                              Its: Vice President
                                 ----------------------------


                              EMBARC  COMMUNICATION  SERVICES,  INC.


                              By: /s/ Joseph P. Mulvey
                                 ----------------------------
                                   Joseph P. Mulvey
                                   Vice-President and Director
                                   Business Development


                              MOTOROLA INC.


                              By: /s/ Joseph P. Mulvey
                                 ----------------------------

                              Its: Vice President and Director
                                   Business Development
                                 ----------------------------

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